Filed pursuant to Rule 497(e)
Registration Nos. 333-56018; 811-10303
Supplement dated March 9, 2026
to the
Buffalo Funds®
Prospectus and Statement of Additional Information (“SAI”), each dated July 29, 2025, as previously supplemented

Buffalo Growth Fund
Buffalo Mid Cap Discovery Fund

This supplement amends the Prospectus and SAI of the Buffalo Funds, each dated July 29, 2025, as previously supplemented.

Effective March 9, 2026, Mr. Doug Cartwright will no longer serve as a co-portfolio manager of the Buffalo Growth Fund (the “Growth Fund”) or the Buffalo Mid Cap Discovery Fund (the “Mid Cap Discovery Fund”).

Mr. Josh West will continue to serve as a portfolio manager of the Growth Fund and Mr. Dave Carlsen will continue to serve as a portfolio manager of the Mid Cap Discovery Fund.

Accordingly, all references to Mr. Cartwright with respect to the Growth Fund and Mid Cap Discovery Fund are removed.

Please retain this Supplement for reference.
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